UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2015

Date of Report (Date of earliest event reported)

il2m INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-176587	27-3492854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 West Olive Avenue Suite 810 Burbank, California	91505
(Address of principal executive offices)	(Zip Code)

(702) 726-0381

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Settlement Agreement

On March 1, 2015, the Board of Directors of il2m International Corp., a Nevada corporation (the "Company") authorized the execution of that certain settlement agreement dated March 1, 2015 (the "Settlement Agreement") with Sarkis Tsaoussian, the President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and sole member of the Board of Directors of the Company ("Tsaoussian"). From September 1, 2014 through February 28, 2015, Tsaoussian has incurred substantial time in providing services to the Company, which have advanced the Company and its business operations including, but not limited to: (i) establishing the Company and obtaining its trading symbol and platform on OTC Markets; (ii) dedication and devotion to the continued operation, maintenance and growth of the Company; (iii) establishing and maintaining public and investor relations; (iv) establishing procedures to ensure compliance with accounting standards, rules and regulations relating to a public company; (v) preparation and filing of associated quarterly and annual reports and coordination of edgar filings; and (vi) negotiating and managing all consultants and personnel required for the operations of the Company (collectively, the "Services"). The Company and Tsaoussian had a verbal agreement commencing September 1, 2014 that Tsaoussian would be paid a monthly fee of $50,000 as compensation for rendering of such Services.

Therefore, on March 1, 2015, the Company and Tsaoussian entered into the Settlement Agreement pursuant to which the Company agreed to settle the amount due and owing of $300,000 for September 1, 2014 through February 28, 2015 (the "Debt") by the issuance of its shares of restricted common stock at a per share price of $0.0002 to TSASA Holdings Ltd., the consulting company through which Tsaoussian provided services ("TSASA"). See "Section 3. Item 3.02 Unregistered Sales of Equity Securities" below.

The foregoing is a summary description of the terms and conditions of the Settlement Agreement and does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, a form of which each is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On March 1, 2015, the Board of Directors of the Company authorized the issuance of 1,500,000,000 shares of restricted common stock at a per share price of $0.0002 to TSASA in accordance with the terms and provisions of the Settlement Agreement and as full and complete satisfaction of the Debt. The shares of common stock were issued to TSASA in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. TSASA acknowledged that the securities to be issued have not been registered under the Securities Act and that it understood the economic risk of an investment in the securities.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.01	Settlement Agreement dated March 1, 2015 between il2m International Corp. and Sarkis Tsaoussian

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

il2m INTERNATIONAL CORP.

DATE: March 4, 2015	/s/ Sarkis Tsaoussian
Sarkis Tsaoussian
President/Chief Executive Officer

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